**EXHIBIT E**

**OWNER CONSULTING AGREEMENT**

# MOONLIGHTER EMPLOYMENT AGREEMENT

THIS MOONLIGHTER EMPLOYMENT AGREEMENT ("Agreement") is entered into as of the date this Agreement is fully-executed as shown on the signature page hereof, between **HINA SHARMA, MD, AN INDIVIDUAL ("EMPLOYEE"), AND INPATIENT CONSULTANTS OF FLORIDA, INC. ("COMPANY")**. In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

## Article 1
## Employee Obligations

1.1 **Employment**. During the Term of this Agreement, Company shall employ Employee and Employee shall be employed by Company to render Employee's services, including, without limitation, the Duties, as a temporary, part-time hospitalist physician for Company at mutually agreeable times in connection with its Hospitalist Operations in the Practice. Employee shall use best efforts when rendering services of behalf of Company. Employee covenants, warrants and represents that Employee shall at all times during the Term of this Agreement (a) observe, respect, and comply with all applicable laws, rules, regulations, standards, and policies and procedures of Company or which Company is required to comply with in connection with its relationships with third parties (including, without limitation, Facilities), (b) have a valid, unrestricted license required by State law to provide services pursuant to this Agreement and drug enforcement agency number with which to prescribe controlled substances; (c) be certified as a Medicare/Medicaid provider without having been excluded, sanctioned, or suspended from any such programs; (d) maintain any board certification held upon the commencement of the Term; (e) use and maintain professional competence and skills commensurate with the standards of the medical community, (f) maintain privileges at Facilities and comply with any applicable provisions in Company's contracts with payors and Facilities; and (g) report by the next business day to Company, in writing, any and all matters that relate to any conduct that Employee reasonably perceives as a violation of law, the standard of care; or endangerment by Company. Company will notify Employee in writing of the commencement date of the Term. After the Term, Employee shall ensure continuity of care for patients as may be requested in writing by Company.

1.2 **Compensation**. Company hereto agrees to pay Employee during the Term the compensation as mutually agreed upon between Company and Employee, which shall be Employee's sole compensation under this Agreement. Company is authorized to deduct from any payment to Employee withholding and other deductions required, as reasonably determined by Company, by this Agreement or law. Employee shall not be entitled to any benefits afforded other professional employees of Company, except for reimbursement, subject to Internal Revenue Service regulations, of approved, adequately documented, and reasonable travel and other business expenses incurred by Employee at the request of Company. Employee assigns and shall promptly pay to Company all income earned or received by Employee from any person or entity other than Company related to the rendering of Employee's services pursuant to this Agreement.

1.3 **Professional Liability Insurance**. Company shall add Employee as an additional insured on Company's professional liability insurance contingent upon the agreement of the carrier to add Employee at the prevailing rate for other physicians then employed in the Practice by Company or, at Company's election, Company may include Employee within its self

insurance program, if any. If employment is terminated by either party hereunder, Company shall indemnify Employee for professional liability claims arising from acts or omissions occurring during the Term while Employee was rendering services on behalf of Company in accordance with this Agreement, whether reported during or after the Term, up to the amounts provided for other moonlighter physicians then employed by Company in the Practice.

## Article 2
## Proprietary Information

2.1 Employee shall comply with all of the terms and conditions of the Proprietary and Confidential Information Rider attached hereto as Exhibit 2.1.

## Article 3
## Termination; Miscellaneous

3.1 **Termination.**

(a) **Termination by Company for Cause**. Company shall have the right to terminate the Term at any time for Cause by giving Employee written notice of the effective date of termination. Company shall have no further obligation hereunder from and after the effective date of termination for Cause, but shall have all of the rights and remedies available under this Agreement, at law or in equity.

(b) **Termination Without Cause**. Either party may terminate the Term without Cause at any time for any or no reason, provided, however, under no circumstances shall Employee allow any patient of Company under his or her care to be abandoned as a result of such termination. Employee shall be compensated for any services rendered on behalf of Company to Company patients after termination to prevent patient abandonment in accordance with the rate of compensation in effect just prior to the termination.

3.2 **Notices**. Any notice required or permitted to be given hereunder shall be in writing and made personally, by facsimile transmission, by overnight courier or by registered or certified mail, return receipt requested. All postage and other delivery charges shall be prepaid by the party sending the notice. Notice shall be effective only upon receipt by the party being served, except notice shall be deemed received three (3) business days after posting with the United States Post Office as described above. Confirmation of receipt of any facsimile sent must be received in order to presume that the transmission was received. Any party may change the address for notice by written notice to the other party pursuant to the terms of this Section 3.2. The initial addresses for the parties shall be as set forth on the signature page.

3.3 **Assignment**. Company may assign its interest in this Agreement to any subsidiary or affiliate of Company or in connection with a merger or sale, transfer or other disposition of all or substantially all of the assets or equity of Company. Employee may not assign or transfer this Agreement, it being deemed personal to Employee only; provided, however, upon Employee's death, Employee's heirs, executors and/or administrators may seek collection of any sums that may have been due Employee as of Employee's death. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and the heirs, executors, administrators, legal representatives, successors and assigns as permitted by this Section 3.3.

3.4 **Definitions; Entire Agreement; Amendment**. Capitalized terms not otherwise defined in this Agreement have the meanings given to such terms in Schedule 3.4. This Agreement, together with its schedules, riders, and exhibits which are incorporated in and made a part of this Agreement by this reference, and any extensions or renewals hereof, constitutes the parties' entire agreement with respect to the subject matter hereof and supersedes all prior statements or agreements, both written and oral. Company may change the Practice from time to time upon notice to Employee. This Agreement otherwise may be amended only by a writing signed by the parties.

3.5 **Miscellaneous**. No waiver of any provision of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement. Headings used herein are for convenience and shall not be used to construe the meaning of this Agreement. No provision of this Agreement is to be interpreted for or against either party because that party or that party's legal representative drafted such provision. If any provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be found to be invalid, void, or unenforceable, the remaining provisions of this Agreement and any application thereof shall, nevertheless, continue in full force and effect without being impaired or invalidated in any way. The parties agree and request that an arbitrator (or court, if applicable) reform any provision found unreasonable. This Agreement may be executed in counterparts, each of which is deemed to be an original, and which, taken together, constitute a single, original instrument. Sections 1.1, 2.1 and Article 4 shall survive termination or expiration of this Agreement regardless of reason or correctness therefore.

## Article 4
## Arbitration and Waiver

4.1 **Mutual Agreement to Arbitrate**. All disputes that relate to or arise from the employment relationship between Employee and Company shall be resolved through binding arbitration conducted in accordance with the Federal Arbitration Act ("FAA") and the National Rules for the Resolution of Employment Disputes (the "Rules") of the American Arbitration Association ("AAA") which are then in effect before a single arbitrator mutually selected by the parties. The arbitration shall take place in the city where Employee performs or performed the majority of services for Company or any other, mutually agreed upon location. Subject to the FAA and other applicable law, the arbitrator's award shall be final and binding, without right of appeal. Any party may seek to have judgment entered upon the award by a court of competent jurisdiction. Nevertheless, nothing in this Agreement shall prevent either party from filing (a) a charge or claim with a non-adjudicatory governmental agency or (b) claims for provisional relief or interim measures (such claims, "Interim Relief") related to unauthorized disclosure of confidential information, misappropriation or disclosure of trade secrets or intellectual property, unfair competition, or competition or solicitation violating this Agreement. In connection with Interim Relief, each party shall bear their own costs and expenses (including, without limitation, attorneys' fees and costs). Otherwise, each party shall bear their own costs and expenses (including, without limitation, attorneys' fees and costs) but shall share equally in the costs of arbitration.

4.2 **EXCEPT AS PROVIDED HEREIN, EMPLOYEE AND COMPANY EACH WAIVE ANY RIGHT TO FILE A LAWSUIT, HAVE A TRIAL BY JURY, PARTICIPATE AS A REPRESENTATIVE OR MEMBER OF ANY CLASS OF CLAIMANTS RELATED TO ANY CLAIM SUBJECT TO ARBITRATION, OR RESOLVE SUCH A DISPUTE IN ANY OTHER FORUM.**

**IN WITNESS WHEREOF**, the parties hereto have read, understood, and executed this Agreement (including, without limitation, Article 4 regarding Arbitration of Disputes), as of the date first above written, by their duly authorized representatives.

**COMPANY:** **INPATIENT CONSULTANTS OF FLORIDA, INC.**

By: ____________________________
Adam D. Singer, M.D.
Chief Executive Officer

Date: ____________________________

**EMPLOYEE:**

By: ____________________________
Hina Sharma, MD

Date: ____________________________

Address for Employee:

____________________________

____________________________

## SCHEDULE 1.3

### Practice Group Leader – Position Description

**SELECTION**

- Appointed by the Executive Director (ED) of the Region

**REPORTING RELATIONSHIP**

- Administrative: Reports to the Executive Director of the Region
- Clinical: Reports to the Chief Medical Officer (CMO)

**TERM**

- One year and may be renewed at the discretion of the Executive Director

**SUGGESTED QUALIFICATIONS**

- One year tenure as a practicing IPC Hospitalist
- Board certified/eligible in a primary specialty, Internal Medicine, Family Practice, Pediatrics, or Med-Peds

**PERSONAL ATTRIBUTES OF THE PGL**

- Role model for clinical and business excellence, as measured by the Medical Affairs Dashboard, Clinical Practice Summary, clinical documentation and coding audits, and patient satisfaction metrics

- Demonstrates an understanding of team and interpersonal dynamics; able to lead and work collaboratively as a team player in all levels of the organization/system

- Communicates clearly and respectfully to all members of the healthcare team; demonstrates good listening skills

- Knowledgeable about (and can articulate) the strategic and business goals of the hospital/facility where he/she practices

- Well versed in core performance improvement/patient safety issues and goals

- Develops strategic relationships and attains influence within facility, nursing/medical staff and PCP/referral community

- Demonstrates ability to manage conflict, distractions, and work-related pressures

- Able to multi-task, set practical priorities, and advance business or clinical activities in the practice group, and within the region structure

- Demonstrates ability to mentor and train others

- Participates in ongoing personal growth and development activities and meets the requirements/commitments of the activities

**PGL RESPONSIBILITIES (*IN COLLABORATION WITH ED/BD REGION SUPPORT*)**

- Manages the overall activities of the practice group to achieve IPC region clinical, financial, patient satisfaction, and life-balance goals and initiatives

- Accountable (with region support) to ensure general practice activities occur:
  - Scheduling of weekly Practice Group (PG) meetings
  - Creation of the PG Meeting agenda
  - Development of PG Call Schedule (including moonlighter activity)
  - Facilitation of Medical Affairs Monthly Project review, discussion, and evaluation
  - Discussion and resolution of operational problems
  - Review and discussion of monthly financials against PG goals

- Participates in clinical oversight of the practice (physician advisor, peer review activities, etc.) Engages resources as needed

- Actively engages in the facility's organized medical staff activities (committee membership, etc.)

- Participates and/or leads quality improvement activities in support of alignment with hospital/facility goals

- On a monthly basis, provides quality improvement/hospital alignment PGL Project updates to IPC's Medical Affairs

- Assists in recruiting and selecting new providers to join the practice

- Participates in new hire orientation and ensures that all new providers are appropriately oriented and mentored

- Monitors physician performance metrics via the Medical Affairs Dashboard and other Health Services reports; provides feedback and coordinates interventions

- JOC Activities
  - Attends (or appoints designee to attend) facility JOC meetings
  - Attends (or appoints designee to attend) health plan JOC meetings as needed

- Represents the practice to Medical Directors of hospitals and plans

- Participates in Regional Leadership Council activities and initiatives

**Practice Group Leader - Compensation Description**

- The Compensation Plan is subject to change
- Consists of two parts
  - a set monthly fee and
  - an incentive payment
- contingent on required monthly PGL reporting; 3 out of 3 months each quarter
- Calculated and paid quarterly
- Based on the number and compensation of the Hospitalists (physicians and extenders) in the practice group who are in the bonus plan
- Set monthly fee is $200 per Hospitalist per month. This payment is not dependent on whether the practice made a bonus
- Incentive payment is 1.5% of the cash compensation (base plus bonus) and is only applied if the practice generated a cumulative profit for the three months in that quarter."

## SCHEDULE 3.4

A. "**Cause**" shall mean Employee's commission of any of the following:

1. any act of material misconduct against Company, fraud, misappropriation, or embezzlement;
2. failure to render services in accordance with the terms of this Agreement, including, but not limited to, arranging for coverage of all patients under Employee's care and failure to notify Company if Employee is unable to fully render any of Employee's services;
3. any breach or violation of any of the covenants, representations, or warranties in Section 1.1;
4. any charge of, indictment for, conviction of, or plea of *nolo contendere* to, a felony or any crime involving moral turpitude;
5. death or any addiction to a drug or alcohol; or
6. any other material breach of this Agreement.

B. "**Duties**" shall include, without limitation: (i) providing call coverage services ("Call") on behalf of Company's patients, (ii) providing timely response to all pages, phone calls or other requests for assistance, information or orders regarding Company's patients during Call, (iii) admitting Company's patients to Facilities as may be necessary during Call, (iv) providing notice to the responsible Company physician of all patients so admitted by the earlier of the next morning or when community standards dictate, (v) being present on-site at Facilities during Call as may be required by community standards, the Facilities and Company, (vi) submitting weekly time sheets of all shifts worked, including encounters billed, to the regional executive director, (vii) providing Company with all information required to bill patients and payors for medical services rendered by Employee, and (vii) arranging for Call for patients under Employee's care pursuant to this Agreement.

C. "**Facility**" or "**Facilities**" shall mean hospitals, skilled nursing facilities, and other acute care settings.

D. "**Hospitalist Operations**" shall mean the arranging for and provision of any of the following: (i) Facilities-based medical care and associated services on a referral or consulting basis for patients of other physicians while such patients are in Facilities; (ii) more than Employee's pro-rata share of emergency room or department coverage at a Facility if Employee is required to provide such coverage by the Facility's medical staff bylaws, policies, or procedures generally applicable to members of such Facility's medical staff, and (iii) emergency room or department coverage at a Facility which does not require such coverage by its medical staff bylaws, policies, or procedures.

E. "**Practice**" shall be determined from time to time by Company in its sole discretion. Initially, the Practice shall be the Southeast Florida practice area.

F. "**State**" shall mean Florida.

G. "**State Authority**" shall mean the Florida Board of Medicine and the Florida Board of Osteopathic Medicine.

H. "**Term**" shall mean the term of this Agreement commencing with earliest practicable date after (a) the receipt by Employee of privileges at a Facility designated by Company and (b) Company procures professional liability insurance for Employee at the prevailing rate for other physicians employed by Company in the Practice, and continuing on a month-to-month basis, until terminated or not renewed.

**EXHIBIT 2.1**

**STANDARD TEMPORARY PART-TIME EMPLOYEE CONFIDENTIAL INFORMATION RIDER**

A. Employee acknowledges that during Employee's employment with the Company, Employee may have access to or otherwise obtain knowledge of confidential information of Company and or its affiliates (whether such affiliation is through a management agreement between the Company and or another entity or otherwise), including, without limitation, the Company's selling and servicing methods and business techniques, software programs, policies and procedures, business records, training, service and business manuals, promotional materials, training courses and other training and instructional materials, vendor and product information, customer and prospective customer lists, other customer and prospective customer information, information concerning Company's current or any future or proposed work, services, or products, the facts that any such work, services, or products are planned, under consideration, or in production, as well as any descriptions thereof, and other business information ("Confidential Information").

Employee acknowledges that (i) all such Confidential Information, whether reduced to writing, maintained on any form of electronic media, or maintained in the mind or memory of Employee and whether compiled by the Company, and/or Employee, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use; (ii) reasonable efforts have been made by the Company to maintain the secrecy of such information; (iii) all Confidential Information and materials have and will be made available to Employee only for the limited purpose of the performance of Employee's duties as an employee; (iv) all Confidential Information of the Company has been developed or compiled by the Company through substantial expenditures of time, effort and money and constitutes valuable and unique property of the Company; and (v) all Confidential Information and materials are the sole property of the Company. Any retention and use of such information by Employee during Employee's employment with the Company (except in the course of performing Employee's duties and obligations hereunder) or after the termination of Employee's employment shall constitute a misappropriation of the Company's trade secrets, and unfair competition.

In the event that Employee is requested or required in any proceeding to disclose any Confidential Information, Employee shall: (i) provide the Company with prompt written notice of such request(s) and the documents or information requested so that the Company may seek an appropriate protective order and/or waive Employee's compliance with the provisions of this Proprietary and Confidential Information Rider, and (ii) consult with the Company as to the advisability of taking legally available steps to resist or narrow such request. It is further agreed that, if in the absence of a protective order or the receipt of a written waiver from the Company, the Employee is nonetheless, in the opinion of its legal counsel, compelled to disclose any of the Confidential Information or else stand liable for contempt or suffer other censure or penalty, Employee agrees to disclose to such tribunal only such Confidential Information as is legally required, which disclosure shall be without liability hereunder; provided, however, that Employee shall give the Company written notice of the Confidential Information to be so disclosed as far in advance of its disclosure as is practicable and Employee shall request, from the parties to whom the Confidential Information is disclosed, assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Company designates.

Employee agrees that upon termination of Employee's employment with the Company, for any reason, Employee shall return to the Company, in good condition, all property of the Company, including without limitation, the originals and all copies of any materials which contain, reflect, summarize, describe, analyze or refer or relate to any Confidential Information. In the event that such items are not so returned, the Company will have the right to charge Employee for all reasonable damages, costs, attorneys' fees and other expenses incurred in taking, removing and/or recovering such property.

B. Employee shall not disclose the terms and conditions of the Agreement to any third party, except to Employee's attorneys, accountants and other advisers (after first instructing said person that same constitutes confidential information and trade secrets and securing said person's irrevocable promise not to disclose same), to the extent Employee may be required to do so in connection with customary disclosures in the ordinary course of business, as, for example, in regard to loan applications, and by judicial process.

C. Employee acknowledges and agrees that the breach of the provisions of this Proprietary and Confidential Information Rider may give rise to irreparable injury to the Company which cannot be adequately compensated with monetary damages, and Employee further agrees that the Company may seek and obtain injunctive relief against the breach or threatened breach of any of the provisions of this Proprietary and Confidential Information Rider and/or specific enforcement of such provisions in addition to any other legal or equitable remedies which may be available.

D. Employee acknowledges that Employee's obligations under this Proprietary and Confidential Information Rider are reasonable in the context of the nature of the Company's business and the competitive injuries likely to be sustained by the Company if Employee were to violate such obligations. Employee further acknowledges that the Agreement is made in consideration of, among other things, this Proprietary and Confidential Information Rider and is adequately supported by good, valuable and sufficient consideration, including but not limited to the agreement of the Company to employ Employee. Employee specifically agrees that the provisions of this Proprietary and Confidential Information Rider shall survive the termination or expiration of the Agreement.

# INDEPENDENT CONTRACTOR AND NON-DISCLOSURE AGREEMENT

THIS INDEPENDENT CONTRACTOR AND NON-DISCLOSURE AGREEMENT (this "**Agreement**"), dated as of _______, 2012, is made between Hospitalist Services of Florida, Inc., a Florida corporation (the "**Company**") and Hina Sharma, M.D. ("**Consultant**").

In consideration of the engagement or the continued engagement of the Consultant by the Company, the Company and Consultant agree as follows:

1. **Term**. The term of this Agreement shall commence on ________, 2012, and shall continue for one (1) year, unless terminated in accordance with Section 18 below (the "**Term**").

2. **Independent Contractor Status**. The express intention of the parties is that Consultant is an independent contractor and not an employee, agent, joint venturer or partner of the Company. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employee and employer between Consultant and the Company or any employee or agent of Consultant. Both parties acknowledge that Consultant is not an employee for state or federal tax purposes.

3. **General Duties**. The Company hereby engages Consultant as an independent contractor to perform those services described on Exhibit A, attached hereto and incorporated in full herein by this reference (the "**Consulting Services**"), and Consultant hereby accepts such engagement. Subject to Consultant's right to refuse to perform certain of the Consulting Services as set forth herein, in connection with the performance of the Consulting Services, Consultant shall do and perform any and all services, acts, or things incident thereto which Consultant reasonably believes may be necessary, advisable, or appropriate to fully carry out the Consulting Services. The Consulting Services may be modified from time to time with mutual written consent between the parties. While conducting the Consulting Services, consultant will report to the Southeast Florida Executive Director for the Company.

4. **Performance of Consulting Services**. Consultant reserves the right to control or direct the manner and time in which the Consulting Services are to be performed. Consultant shall retain the right to perform services for other entities during the Term, so long as they are not in violation of the Owner Noncompetition Agreement by and between Consultant and Company dated as of _______, 2012. Consultant will execute the Business Associate Agreement attached hereto as required by the Health Insurance Portability and Accountability Act of 1996. Consultant reserves the right to refuse to perform certain of the Consulting Services under this Agreement. Subject to the foregoing, the Company reserves the right to inspect, stop work, prescribe alterations, and generally to supervise the work to ensure its conformity with that specified in this Agreement. Consultant shall neither solicit remuneration nor accept any fees or commissions from any third party in connection with the Consulting Services provided to the Company under this Agreement without the express written permission of the Company.

5. **Time and Location of Work**. Consultant shall perform the Consulting Services required by this Agreement at any place or location and at any time as Consultant deems reasonably necessary and appropriate to fulfill the spirit and purpose of this Agreement, and the

number of hours Consultant shall work on any given day will be entirely within Consultant's discretion and control so long as the Consulting Services are provided within the time frames specified in Exhibit A ("**Timing**").

**6.** **Reports**. Consultant shall provide to the Company periodic verbal and written reports of her activities in sufficient detail to evidence the nature and scope of the Consulting Services provided, and shall provide related work records, reports and similar documents as reasonably requested by the Company.

**7.** **Payment of Consultant Fees**. In consideration of the Consulting Services performed by Consultant during the Term, the Company shall pay Consultant compensation as set forth in Exhibit A (the "**Compensation**").

**8.** **Consultant Expenses**. Other than direct travel expenses, other direct expenses as described in Exhibit A, or extraordinary expenses approved in advance by the Company, Consultant shall be solely responsible for all costs and expenses incident to the performance of the Consulting Services, including, without limitation, (a) any expenses associated with the engagement of any assistants, employees, or contractors who Consultant desires to assist in the performance of the Consulting Services; (b) all fees, fines, licenses, bonds, or taxes required of or imposed upon Consultant; and (c) all other costs incurred by Consultant in the performance of this Agreement. All authorized air travel shall be via coach airfare not requiring a Saturday night stay over. The Company reserves the right to pre-approve all travel arrangements.

**9.** **Limitation of Scope of Authority**. Consultant is not an agent or employee of the Company and neither party shall have the right or authority, except as may be explicitly granted by the other party, to bind the other, make any express or implied obligation for the other or make any oral or written, contract or commitment binding upon the other or any affiliate of the other.

**10.** **Proprietary Information and Nonsolicitation**.

(a) Consultant agrees that all information, whether or not in writing, of a private, secret or confidential nature concerning the Company's business, business relationships or financial affairs (collectively, "**Proprietary Information**") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include information in whatever form relating to the business of the Company, contract terms, financial information, business procedures, processes, techniques, methods, ideas, discoveries, developments, computer programs (including object and source codes), records, product designs, product planning, trade secrets, promotional materials, training programs and materials, vendor information, customer and prospective customer lists and information, information regarding future work, managed care contracts and information, patient lists and related patient information, and other business information of the Company, whether in written, electronic, oral or any other form. Consultant will not disclose any Proprietary Information to any person or entity other than its employees who have a need to know about such information in order to render services to the Company and employees of the Company or use the same for any purposes (other than in the performance of its duties as a

consultant to the Company) without written approval by an officer of the Company, either during or after its engagement with the Company, unless and until such Proprietary Information has become public knowledge without fault by Consultant.

(b) Consultant agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, notebooks, program listings, or other written, electronic, photographic, or other tangible material containing Proprietary Information, whether created by Consultant or its employees or provided by the Company, which shall come into its custody or possession, shall be and are the exclusive property of the Company to be used by Consultant only in the performance of its Consulting Services for the Company. All such materials or copies thereof and all tangible property of the Company in the custody or possession of Consultant shall be delivered to the Company, upon the earlier of (i) a request by the Company; or (ii) termination of this Agreement. After such delivery, Consultant shall not retain any such materials or copies thereof or any such tangible property.

(c) Consultant agrees that the obligation not to disclose or to use information and materials of the types set forth in paragraphs (a) and (b) above and the obligation to return materials and tangible property, set forth in paragraph (b) above, also extends to such types of information, materials and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to Consultant.

(d) Nothing in this Agreement shall be deemed to affect Consultant's existing ownership rights in his/her existing inventions, software or other intellectual property.

(e) Consultant acknowledges that Consultant's use of Proprietary Information regarding Company accounts, clients, customers, prospects, targets, staff and/or employees by Consultant during or after the Term of Consultant's engagement with Company, except as is necessary in the course and scope of performing Consultant's duties for Company, will materially and adversely affect Company, and all of its shareholders, economically and otherwise, and constitutes unfair competition. Accordingly, as an additional inducement to Company to enter into the Agreement with the Consultant, Consultant agrees that :

1. During and after the Term, except as is necessary in the course and scope of performing Consultant's duties for Company, Consultant will not use Company's trade secrets or Proprietary Information, directly or indirectly, alone or in concert with any person or entity, for Consultant 's own account or for, or on behalf of, any other person or entity, to solicit any business from entities who have been accounts, clients, prospects, targets, or customers of Company or its affiliates at any time during the Term.

2. During the Term and for one year after the end of the Term, unless otherwise agreed to in writing by Consultant and Company, Consultant will not directly or indirectly at any time solicit or induce or attempt to solicit or induce any healthcare service provider, administrative or management employee or contractor of the Company or an affiliate of the Company to terminate or adversely alter their

employment, representation or other association with the Company in an effort to hire such persons to work for any company with which Consultant works or in which Consultant has an equity ownership.

(f) In the event that Consultant is requested or required by subpoena or other court order to disclose any Proprietary Information, Consultant will provide immediate notice of such request to the Company and will use reasonable efforts to resist disclosure, until an appropriate protective order may be sought, or a waiver of compliance with the provisions of this Agreement granted. If, in the absence of a protective order or the receipt of a waiver hereunder, Consultant is nonetheless, in the written opinion of its counsel, legally required to disclose Proprietary Information, then, in such event, Consultant may disclose such information without liability hereunder, provided that the Company has been given a reasonable opportunity to review the text of such disclosure before it is made and that the disclosure is limited to only the Proprietary Information specifically required to be disclosed. The Company will reimburse Consultant's legal costs associated with this Section 10.

(g) Notwithstanding anything to the contrary herein, Proprietary Information shall not include (i) any information independently developed by Consultant without the use of Proprietary Information; (ii) information which is or becomes publicly known through no breach of the terms of this Agreement; (iii) information which was available to Consultant prior to the date hereof; or (iv) information related to business methods, business procedures, processes, techniques and ideas used by other companies in the healthcare or any other industry.

(h) Consultant specifically acknowledges that all such Proprietary Information, whether reduced to writing, maintained on any form of electronic media, or maintained in the mind or memory of Consultant and whether compiled by the Company, and/or Consultant, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been made by the Company to maintain the secrecy of such information, that such information is the sole property of the Company and that any retention and use of such information by Consultant during its engagement by the Company (except in the course of performing its duties and obligations hereunder) or after the termination of its independent consulting arrangement with the Company shall constitute a misappropriation of the Company's trade secrets.

**11. Representation by the Consultant**. The Company does not desire to acquire any secret or confidential know-how or information from Consultant which may have been acquired by Consultant from others. Accordingly, Consultant represents and warrants that any and all information, practices or techniques which it will describe, demonstrate, divulge or in any other manner make known to the Company during the performance of the Consulting Services hereunder may be divulged without any obligation to, or violation of, any right of others. Consultant further represents and warrants that any and all practices or techniques which it will disclose and materials prepared for it may be freely used by the Company without violation of any law or payment of any royalty, except as it shall specifically advise to the contrary in writing. Consultant shall indemnify and hold harmless the Company from and against any and all

liability, loss, cost, expense, damage, claims or demands for actual or alleged violation of the rights of others in any trade secret, know how or other confidential information which is based in whole or in part on the Company's receipt or use of the services or information provided by Consultant.

12. **Restrictions on Sales of Securities**. Consultant is aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities of the Company by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

13. **Disclosure of Agreement**. During the Term and for one (1) year thereafter, Consultant shall disclose the fact that it entered into this Agreement (without the obligation to disclose the specific duties or Compensation provisions) to any person, firm, association, partnership, corporation or other entity which it or its affiliates is or intends to be employed by, associated with, or represent and which (i) is engaged in a business that is competitive to the business of the Company; or (ii) who the Consultant knows may enter into a business relationship with the Company, provided, however, that Consultant shall have the right, in ~~his~~ her sole discretion, to disclose any specific terms of this Agreement to any persons to whom Consultant shall have the obligation to disclose the existence of this Agreement.

14. **Reasonableness of Obligations**. Consultant acknowledges that its obligations under this Agreement are reasonable in the context of the nature of the Company's business and the competitive injuries likely to be sustained by the Company if the Consultant were to violate such obligations. Consultant further acknowledges that this Agreement is made in consideration of, and is adequately supported by the agreement of the Company to retain Consultant as a consultant, which it acknowledges constitutes good, valuable and sufficient consideration.

15. **Licenses**. Consultant declares that he/she has complied with all federal, state, and local business permit and licensing requirements necessary to conduct business.

16. **Taxes**. Consultant acknowledges and agrees that, as an independent contractor, he/she will be responsible for paying all required state and federal income taxes, social security contributions, self-employment taxes, and other mandatory taxes and contributions and that the Company shall neither withhold any amounts from the Compensation for such taxes or pay such taxes on Consultant's behalf and Consultant will indemnify the Company with respect to all of the foregoing.

17. **Insurance**. Consultant understands that the Company shall not obtain or pay for any insurance on behalf of Consultant. Consultant agrees to hold harmless and indemnify the Company for any and all claims arising out of any injury, disability, or death of Consultant, if an individual, or any employee or agent of Consultant.

18. **Termination**. Other than due to its natural expiration, the Term may be terminated only as follows:

(a) Written Election. Either party may terminate this Agreement at any time, without cause, upon sixty (60) calendar days prior written notice to the other party.

(b) Automatic Termination. This Agreement shall automatically terminate upon the bankruptcy or insolvency of either party or the death or mental incapacity of the Consultant, if an individual.

(c) Breach. The Company, in its sole discretion, may terminate this Agreement "for cause" effective upon written notice to Consultant if Consultant has committed a material default under, or a breach of, this Agreement or has committed an act of misconduct. For the purposes of this Agreement, the term "act of misconduct" shall mean the commission of any theft offense, misappropriation of funds, dishonest or fraudulent conduct, or any material violation of the provisions of Section 10 or Section 13 of this Agreement.

(d) Nonpayment. Consultant, in its sole discretion, may terminate this Agreement effective upon written notice to the Company if the Company fails to pay the Compensation (as defined in Section 7) (other than amounts which are subject to a good faith dispute between the parties) to Consultant within thirty (30) calendar days of the applicable payment's due date.

(e) Effect of Termination. No termination of this Agreement shall affect or impair Consultant's right to continue to receive Compensation earned through the effective date of termination. In the event that Company terminates the Agreement without cause, Company shall pay, within thirty (30) days of such termination, the difference between One Hundred Thousand Dollars ($100,000) and the sum total of the amounts that Consultant has already been paid under this Agreement. No termination of this Agreement shall relieve Consultant from her obligations arising under Section 10, Section 13 or Section 14 of this Agreement.

**19. Indemnification**. Each party hereto shall indemnify, defend and hold harmless the other party, its directors, officers and employees, from and against any and all liability, losses, costs, expenses (including attorneys' fees), damages, claims or demands (including those based on the injury to or death of any person or damage to property), directly or indirectly arising out of, or resulting from, any act or omission of the indemnifying party related to services performed for the Company hereunder or breach of this Agreement.

**20. Advice of Counsel** Consultant represents and warrants that in executing this Agreement (i) Consultant has had the opportunity to obtain independent accounting, financial, investment, legal, tax and other appropriate advice; (ii) the terms of this Agreement have been carefully read by Consultant and its consequences explained to Consultant by the its independent advisors; (iii) Consultant fully understands the terms and consequences of this Agreement; (iv) Consultant has not relied on any inducements, promises or representations made by the Company (except those expressly set forth herein) or the accountants, attorneys or other agents representing or serving the Company; and (v) Consultant's execution of this Agreement is free and voluntary.

**21.** **Arbitration** In the event of a dispute arising from this Agreement, the parties agree to try in good faith to resolve the dispute through mediation by selecting a third party to help them reach an agreement. If they are unable to resolve the dispute through mediation, within sixty (60) days from the date notice is first given by one party to the other as to the existence of such a dispute, they agree to submit to resolution by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "**Rules**"). Any hearing under the Rules shall take place at Ft Lauderdale, Florida in accordance with the Rules. The hearing shall be before one arbitrator in accordance with the Rules. Any award rendered by the arbitrator pursuant to this Agreement and the Rules shall be enforceable in the courts of State of Florida as the court having exclusive jurisdiction over such arbitration. Such arbitration shall be binding and final. IN AGREEING TO ARBITRATION, THE PARTIES ACKNOWLEDGE THAT IN THE EVENT OF A DISPUTE ARISING FROM THIS AGREEMENT, EACH PARTY IS GIVING UP THE RIGHT TO HAVE THE DISPUTE DECIDED IN A COURT OF LAW BEFORE A JUDGE OR JURY AND INSTEAD ARE ACCEPTING THE USE OF ARBITRATION FOR RESOLUTION.

**22.** **Miscellaneous**.

(a) The validity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. This Agreement is made under and shall be construed pursuant to the laws of the State of Florida.

(b) This Agreement supersedes all prior agreements, written or oral, between Consultant and the Company relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by Consultant and the Company. Consultant agrees that any change or changes in its duties, salary or compensation after the signing of this Agreement shall not affect the validity or scope of this Agreement.

(c) This Agreement will be binding upon Consultant's heirs, executors and administrators and will inure to the benefit of the Company and its successors and assigns. Neither Company nor Consultant shall assign or subcontract any right in or obligation arising under this Agreement without the other party's prior written consent. Any assignment in violation of this section shall be void.

(d) No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

(e) Consultant expressly consents to be bound by the provisions of this Agreement for the benefit of the Company or any subsidiary or affiliate thereof to which Consultant might provide services without the necessity that this Agreement be re-signed at the time of such transfer.

(f) The restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and are considered by Consultant to be reasonable for such purpose. Consultant agrees that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, Consultant agrees that the Company, in addition to such other remedies which may be available, may be entitled to specific performance and other injunctive relief.

(g) This Agreement may be executed in one or more counterparts, any one of which, if originally executed, shall be binding upon each of the parties signing thereon, and all of which taken together shall constitute one and the same instrument. One or more copies of this Agreement may be originally executed by the parties hereto, and such copies shall be deemed originals and shall be valid, binding and enforceable in accordance with their terms.

(h) The parties hereto represent and warrant that they have full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance by the parties of this Agreement have been duly authorized by all necessary legal action and the parties have obtained any necessary consent, approval of, notice to, or any action by, any person, firm, corporation or governmental entity or agency necessary or appropriate to consummate the transaction contemplated hereby.

(i) Each party agrees and covenants that it will at any time and from time to time, upon the request of the other execute, acknowledge, deliver or perform all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required to carry out the terms and provisions of this Agreement.

(j) This Agreement shall be construed in accordance with its fair meaning as if prepared by all parties hereto, and shall not be interpreted against either party on the basis that it was prepared by one party or the other. The captions, headings, and subcaptions used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions thereof. Words used herein in the singular shall include the plural, and words used in the plural shall include the singular, wherever the context so reasonably requires.

(k) If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable, but the extent of such invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision or provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

**23.** **Notices**. Any notice, demand or communication required, permitted or desired to be given hereunder shall be deemed effectively given if given in writing (i) on the date tendered by personal delivery; (ii) on the date received by facsimile or other electronic means; (iii) on the date tendered for delivery by nationally recognized overnight courier; or (iv) on the date tendered

for delivery by United States mail, with postage prepaid thereon, certified or registered mail, return receipt requested, in any event addressed as follows:

| | |
|---|---|
| If to Consultant, to: | Hina Sharma, M.D. |
| If to the Company, to: | c/o IPC The Hospitalist Company, Inc.<br>4605 Lankershim Blvd., Suite 617<br>North Hollywood, CA 91602<br>Attn: Perri Lyn Melnick |

or to such other persons or places as either party may from time to time designate by notice pursuant to this Section23.

*(Signature Page to Follow)*

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

**COMPANY:** Hospitalist Services of Florida, Inc

By: ______________________________
Name: Adam Singer, M.D.
Its: President

**CONSULTANT:** Hina Sharma, M.D.

Name: ______________________________
Hina Sharma, M.D., an individual

*(Signature Page to Independent Contractor and Non-Disclosure Agreement)*

## EXHIBIT A

**CONSULTING SERVICES:**

The services below shall be provided to and on behalf of Company and/or its affiliate, InPatient Consultants of Florida, Inc., a Florida corporation (together, "Company")

(a) Assist in the transition of the of Inpatient Clinical Solutions ("ICS") business acquired by Company to Company's processes and culture.

(b) Work with Company staff to build effective teamwork and operational coordination between the former ICS practice and Company's established practices.

(c) Help coordinate client service activities (*e.g.*, with facility administration, key payers, and key referrers) in advance with Company's management staff.

(d) Educate Company staff and management in all aspects of ICS work processes.

(e) Develop and implement a plan to provide a smooth transition of ICS business and clinical operations to Company.

(f) Develop, implement, and participate in a plan to introduce Company's representatives to the existing ICS client base and help to build effective working relationships between the parties.

(g) Help develop and implement plans to secure new business.

(h) Assist with the hiring and retention of employees and contractors.

(i) Provide detailed reports for, and attend meetings as required by the designated Executive Director and his/her staff.

**COMPENSATION**:

As full compensation for the Consulting Services set forth herein, Company shall pay Consultant $8,333 per month. Compensation shall be payable thirty (30) days after Company's receipt of an invoice submitted at the end of a calendar month, which details the nature of the services provided during such month.

**TIMING**:

Consultant's services shall be provided during the Term of this Agreement. Some of the services may require Consultant's presence outside of normal working hours. Notwithstanding the foregoing, Consultant shall be eligible to receive payments after the Term, which relate to services provided during the Term as specified above.

**MARKET AREA**:

Southeast Florida

**INDEPENDENT CONTRACTOR AND NON-DISCLOSURE AGREEMENT**

THIS INDEPENDENT CONTRACTOR AND NON-DISCLOSURE AGREEMENT (this "**Agreement**"), dated as of _______, 2012, is made between Hospitalist Services of Florida, Inc., a Florida corporation (the "**Company**") and Osnah Bloom ("**Consultant**").

In consideration of the engagement or the continued engagement of the Consultant by the Company, the Company and Consultant agree as follows:

1. **Term**. The term of this Agreement shall commence on ________, 2012, and shall continue for one (1) year, unless terminated in accordance with Section 18 below (the "**Term**").

2. **Independent Contractor Status**. The express intention of the parties is that Consultant is an independent contractor and not an employee, agent, joint venturer or partner of the Company. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employee and employer between Consultant and the Company or any employee or agent of Consultant. Both parties acknowledge that Consultant is not an employee for state or federal tax purposes.

3. **General Duties**. The Company hereby engages Consultant as an independent contractor to perform those services described on Exhibit A, attached hereto and incorporated in full herein by this reference (the "**Consulting Services**"), and Consultant hereby accepts such engagement. Subject to Consultant's right to refuse to perform certain of the Consulting Services as set forth herein, in connection with the performance of the Consulting Services, Consultant shall do and perform any and all services, acts, or things incident thereto which Consultant reasonably believes may be necessary, advisable, or appropriate to fully carry out the Consulting Services. The Consulting Services may be modified from time to time with mutual written consent between the parties. While conducting the Consulting Services, consultant will report to the Southeast Florida Executive Director for the Company.

4. **Performance of Consulting Services**. Consultant reserves the right to control or direct the manner and time in which the Consulting Services are to be performed. Consultant shall retain the right to perform services for other entities during the Term, so long as they are not in violation of the Owner Noncompetition Agreement by and between Consultant and Company dated as of _______, 2012. Consultant will execute the Business Associate Agreement attached hereto as required by the Health Insurance Portability and Accountability Act of 1996. Consultant reserves the right to refuse to perform certain of the Consulting Services under this Agreement. Subject to the foregoing, the Company reserves the right to inspect, stop work, prescribe alterations, and generally to supervise the work to ensure its conformity with that specified in this Agreement. Consultant shall neither solicit remuneration nor accept any fees or commissions from any third party in connection with the Consulting Services provided to the Company under this Agreement without the express written permission of the Company.

5. **Time and Location of Work**. Consultant shall perform the Consulting Services required by this Agreement at any place or location and at any time as Consultant deems reasonably necessary and appropriate to fulfill the spirit and purpose of this Agreement, and the

number of hours Consultant shall work on any given day will be entirely within Consultant's discretion and control so long as the Consulting Services are provided within the time frames specified in Exhibit A ("**Timing**").

**6.** **Reports**. Consultant shall provide to the Company periodic verbal and written reports of her activities in sufficient detail to evidence the nature and scope of the Consulting Services provided, and shall provide related work records, reports and similar documents as reasonably requested by the Company.

**7.** **Payment of Consultant Fees**. In consideration of the Consulting Services performed by Consultant during the Term, the Company shall pay Consultant compensation as set forth in Exhibit A (the "**Compensation**").

**8.** **Consultant Expenses**. Other than direct travel expenses, other direct expenses as described in Exhibit A, or extraordinary expenses approved in advance by the Company, Consultant shall be solely responsible for all costs and expenses incident to the performance of the Consulting Services, including, without limitation, (a) any expenses associated with the engagement of any assistants, employees, or contractors who Consultant desires to assist in the performance of the Consulting Services; (b) all fees, fines, licenses, bonds, or taxes required of or imposed upon Consultant; and (c) all other costs incurred by Consultant in the performance of this Agreement. All authorized air travel shall be via coach airfare not requiring a Saturday night stay over. The Company reserves the right to pre-approve all travel arrangements.

**9.** **Limitation of Scope of Authority**. Consultant is not an agent or employee of the Company and neither party shall have the right or authority, except as may be explicitly granted by the other party, to bind the other, make any express or implied obligation for the other or make any oral or written, contract or commitment binding upon the other or any affiliate of the other.

**10.** **Proprietary Information and Nonsolicitation**.

(a) Consultant agrees that all information, whether or not in writing, of a private, secret or confidential nature concerning the Company's business, business relationships or financial affairs (collectively, "**Proprietary Information**") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include information in whatever form relating to the business of the Company, contract terms, financial information, business procedures, processes, techniques, methods, ideas, discoveries, developments, computer programs (including object and source codes), records, product designs, product planning, trade secrets, promotional materials, training programs and materials, vendor information, customer and prospective customer lists and information, information regarding future work, managed care contracts and information, patient lists and related patient information, and other business information of the Company, whether in written, electronic, oral or any other form. Consultant will not disclose any Proprietary Information to any person or entity other than its employees who have a need to know about such information in order to render services to the Company and employees of the Company or use the same for any purposes (other than in the performance of its duties as a

consultant to the Company) without written approval by an officer of the Company, either during or after its engagement with the Company, unless and until such Proprietary Information has become public knowledge without fault by Consultant.

(b) Consultant agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, notebooks, program listings, or other written, electronic, photographic, or other tangible material containing Proprietary Information, whether created by Consultant or its employees or provided by the Company, which shall come into its custody or possession, shall be and are the exclusive property of the Company to be used by Consultant only in the performance of its Consulting Services for the Company. All such materials or copies thereof and all tangible property of the Company in the custody or possession of Consultant shall be delivered to the Company, upon the earlier of (i) a request by the Company; or (ii) termination of this Agreement. After such delivery, Consultant shall not retain any such materials or copies thereof or any such tangible property.

(c) Consultant agrees that the obligation not to disclose or to use information and materials of the types set forth in paragraphs (a) and (b) above and the obligation to return materials and tangible property, set forth in paragraph (b) above, also extends to such types of information, materials and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to Consultant.

(d) Nothing in this Agreement shall be deemed to affect Consultant's existing ownership rights in his/her existing inventions, software or other intellectual property.

(e) Consultant acknowledges that Consultant's use of Proprietary Information regarding Company accounts, clients, customers, prospects, targets, staff and/or employees by Consultant during or after the Term of Consultant's engagement with Company, except as is necessary in the course and scope of performing Consultant's duties for Company, will materially and adversely affect Company, and all of its shareholders, economically and otherwise, and constitutes unfair competition. Accordingly, as an additional inducement to Company to enter into the Agreement with the Consultant, Consultant agrees that :

1. During and after the Term, except as is necessary in the course and scope of performing Consultant's duties for Company, Consultant will not use Company's trade secrets or Proprietary Information, directly or indirectly, alone or in concert with any person or entity, for Consultant 's own account or for, or on behalf of, any other person or entity, to solicit any business from entities who have been accounts, clients, prospects, targets, or customers of Company or its affiliates at any time during the Term.

2. During the Term and for one year after the end of the Term, unless otherwise agreed to in writing by Consultant and Company, Consultant will not directly or indirectly at any time solicit or induce or attempt to solicit or induce any healthcare service provider, administrative or management employee or contractor of the Company or an affiliate of the Company to terminate or adversely alter their

employment, representation or other association with the Company in an effort to hire such persons to work for any company with which Consultant works or in which Consultant has an equity ownership.

(f) In the event that Consultant is requested or required by subpoena or other court order to disclose any Proprietary Information, Consultant will provide immediate notice of such request to the Company and will use reasonable efforts to resist disclosure, until an appropriate protective order may be sought, or a waiver of compliance with the provisions of this Agreement granted. If, in the absence of a protective order or the receipt of a waiver hereunder, Consultant is nonetheless, in the written opinion of its counsel, legally required to disclose Proprietary Information, then, in such event, Consultant may disclose such information without liability hereunder, provided that the Company has been given a reasonable opportunity to review the text of such disclosure before it is made and that the disclosure is limited to only the Proprietary Information specifically required to be disclosed. The Company will reimburse Consultant's legal costs associated with this Section 10.

(g) Notwithstanding anything to the contrary herein, Proprietary Information shall not include (i) any information independently developed by Consultant without the use of Proprietary Information; (ii) information which is or becomes publicly known through no breach of the terms of this Agreement; (iii) information which was available to Consultant prior to the date hereof; or (iv) information related to business methods, business procedures, processes, techniques and ideas used by other companies in the healthcare or any other industry.

(h) Consultant specifically acknowledges that all such Proprietary Information, whether reduced to writing, maintained on any form of electronic media, or maintained in the mind or memory of Consultant and whether compiled by the Company, and/or Consultant, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been made by the Company to maintain the secrecy of such information, that such information is the sole property of the Company and that any retention and use of such information by Consultant during its engagement by the Company (except in the course of performing its duties and obligations hereunder) or after the termination of its independent consulting arrangement with the Company shall constitute a misappropriation of the Company's trade secrets.

**11. Representation by the Consultant**. The Company does not desire to acquire any secret or confidential know-how or information from Consultant which may have been acquired by Consultant from others. Accordingly, Consultant represents and warrants that any and all information, practices or techniques which it will describe, demonstrate, divulge or in any other manner make known to the Company during the performance of the Consulting Services hereunder may be divulged without any obligation to, or violation of, any right of others. Consultant further represents and warrants that any and all practices or techniques which it will disclose and materials prepared for it may be freely used by the Company without violation of any law or payment of any royalty, except as it shall specifically advise to the contrary in writing. Consultant shall indemnify and hold harmless the Company from and against any and all

liability, loss, cost, expense, damage, claims or demands for actual or alleged violation of the rights of others in any trade secret, know how or other confidential information which is based in whole or in part on the Company's receipt or use of the services or information provided by Consultant.

12. **Restrictions on Sales of Securities**. Consultant is aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities of the Company by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

13. **Disclosure of Agreement**. During the Term and for one (1) year thereafter, Consultant shall disclose the fact that it entered into this Agreement (without the obligation to disclose the specific duties or Compensation provisions) to any person, firm, association, partnership, corporation or other entity which it or its affiliates is or intends to be employed by, associated with, or represent and which (i) is engaged in a business that is competitive to the business of the Company; or (ii) who the Consultant knows may enter into a business relationship with the Company, provided, however, that Consultant shall have the right, in her sole discretion, to disclose any specific terms of this Agreement to any persons to whom Consultant shall have the obligation to disclose the existence of this Agreement.

14. **Reasonableness of Obligations**. Consultant acknowledges that its obligations under this Agreement are reasonable in the context of the nature of the Company's business and the competitive injuries likely to be sustained by the Company if the Consultant were to violate such obligations. Consultant further acknowledges that this Agreement is made in consideration of, and is adequately supported by the agreement of the Company to retain Consultant as a consultant, which it acknowledges constitutes good, valuable and sufficient consideration.

15. **Licenses**. Consultant declares that he/she has complied with all federal, state, and local business permit and licensing requirements necessary to conduct business.

16. **Taxes**. Consultant acknowledges and agrees that, as an independent contractor, he/she will be responsible for paying all required state and federal income taxes, social security contributions, self-employment taxes, and other mandatory taxes and contributions and that the Company shall neither withhold any amounts from the Compensation for such taxes or pay such taxes on Consultant's behalf and Consultant will indemnify the Company with respect to all of the foregoing.

17. **Insurance**. Consultant understands that the Company shall not obtain or pay for any insurance on behalf of Consultant. Consultant agrees to hold harmless and indemnify the Company for any and all claims arising out of any injury, disability, or death of Consultant, if an individual, or any employee or agent of Consultant.

18. **Termination**. Other than due to its natural expiration, the Term may be terminated only as follows:

(a) Written Election. Either party may terminate this Agreement at any time, without cause, upon sixty (60) calendar days prior written notice to the other party.

(b) Automatic Termination. This Agreement shall automatically terminate upon the bankruptcy or insolvency of either party or the death or mental incapacity of the Consultant, if an individual.

(c) Breach. The Company, in its sole discretion, may terminate this Agreement "for cause" effective upon written notice to Consultant if Consultant has committed a material default under, or a breach of, this Agreement or has committed an act of misconduct. For the purposes of this Agreement, the term "act of misconduct" shall mean the commission of any theft offense, misappropriation of funds, dishonest or fraudulent conduct, or any material violation of the provisions of Section 10 or Section 13 of this Agreement.

(d) Nonpayment. Consultant, in its sole discretion, may terminate this Agreement effective upon written notice to the Company if the Company fails to pay the Compensation (as defined in Section 7) (other than amounts which are subject to a good faith dispute between the parties) to Consultant within thirty (30) calendar days of the applicable payment's due date.

(e) Effect of Termination. No termination of this Agreement shall affect or impair Consultant's right to continue to receive Compensation earned through the effective date of termination. In the event that Company terminates the Agreement without cause, Company shall pay, within thirty (30) days of such termination, the difference between One Hundred Thousand Dollars ($100,000) and the sum total of the amounts that Consultant has already been paid under this Agreement. No termination of this Agreement shall relieve Consultant from her obligations arising under Section 10, Section 13 or Section 14 of this Agreement.

**19. Indemnification**. Each party hereto shall indemnify, defend and hold harmless the other party, its directors, officers and employees, from and against any and all liability, losses, costs, expenses (including attorneys' fees), damages, claims or demands (including those based on the injury to or death of any person or damage to property), directly or indirectly arising out of, or resulting from, any act or omission of the indemnifying party related to services performed for the Company hereunder or breach of this Agreement.

**20. Advice of Counsel** Consultant represents and warrants that in executing this Agreement (i) Consultant has had the opportunity to obtain independent accounting, financial, investment, legal, tax and other appropriate advice; (ii) the terms of this Agreement have been carefully read by Consultant and its consequences explained to Consultant by the its independent advisors; (iii) Consultant fully understands the terms and consequences of this Agreement; (iv) Consultant has not relied on any inducements, promises or representations made by the Company (except those expressly set forth herein) or the accountants, attorneys or other agents representing or serving the Company; and (v) Consultant's execution of this Agreement is free and voluntary.

**21.** **Arbitration** In the event of a dispute arising from this Agreement, the parties agree to try in good faith to resolve the dispute through mediation by selecting a third party to help them reach an agreement. If they are unable to resolve the dispute through mediation, within sixty (60) days from the date notice is first given by one party to the other as to the existence of such a dispute, they agree to submit to resolution by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "**Rules**"). Any hearing under the Rules shall take place at Ft Lauderdale, Florida in accordance with the Rules. The hearing shall be before one arbitrator in accordance with the Rules. Any award rendered by the arbitrator pursuant to this Agreement and the Rules shall be enforceable in the courts of State of Florida as the court having exclusive jurisdiction over such arbitration. Such arbitration shall be binding and final. IN AGREEING TO ARBITRATION, THE PARTIES ACKNOWLEDGE THAT IN THE EVENT OF A DISPUTE ARISING FROM THIS AGREEMENT, EACH PARTY IS GIVING UP THE RIGHT TO HAVE THE DISPUTE DECIDED IN A COURT OF LAW BEFORE A JUDGE OR JURY AND INSTEAD ARE ACCEPTING THE USE OF ARBITRATION FOR RESOLUTION.

**22.** **Miscellaneous**.

(a) The validity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. This Agreement is made under and shall be construed pursuant to the laws of the State of Florida.

(b) This Agreement supersedes all prior agreements, written or oral, between Consultant and the Company relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by Consultant and the Company. Consultant agrees that any change or changes in its duties, salary or compensation after the signing of this Agreement shall not affect the validity or scope of this Agreement.

(c) This Agreement will be binding upon Consultant's heirs, executors and administrators and will inure to the benefit of the Company and its successors and assigns. Neither Company nor Consultant shall assign or subcontract any right in or obligation arising under this Agreement without the other party's prior written consent. Any assignment in violation of this section shall be void.

(d) No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

(e) Consultant expressly consents to be bound by the provisions of this Agreement for the benefit of the Company or any subsidiary or affiliate thereof to which Consultant might provide services without the necessity that this Agreement be re-signed at the time of such transfer.

(f) The restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and are considered by Consultant to be reasonable for such purpose. Consultant agrees that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, Consultant agrees that the Company, in addition to such other remedies which may be available, may be entitled to specific performance and other injunctive relief.

(g) This Agreement may be executed in one or more counterparts, any one of which, if originally executed, shall be binding upon each of the parties signing thereon, and all of which taken together shall constitute one and the same instrument. One or more copies of this Agreement may be originally executed by the parties hereto, and such copies shall be deemed originals and shall be valid, binding and enforceable in accordance with their terms.

(h) The parties hereto represent and warrant that they have full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance by the parties of this Agreement have been duly authorized by all necessary legal action and the parties have obtained any necessary consent, approval of, notice to, or any action by, any person, firm, corporation or governmental entity or agency necessary or appropriate to consummate the transaction contemplated hereby.

(i) Each party agrees and covenants that it will at any time and from time to time, upon the request of the other execute, acknowledge, deliver or perform all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required to carry out the terms and provisions of this Agreement.

(j) This Agreement shall be construed in accordance with its fair meaning as if prepared by all parties hereto, and shall not be interpreted against either party on the basis that it was prepared by one party or the other. The captions, headings, and subcaptions used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions thereof. Words used herein in the singular shall include the plural, and words used in the plural shall include the singular, wherever the context so reasonably requires.

(k) If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable, but the extent of such invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Agreement and the application of such provision or provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

**23. Notices**. Any notice, demand or communication required, permitted or desired to be given hereunder shall be deemed effectively given if given in writing (i) on the date tendered by personal delivery; (ii) on the date received by facsimile or other electronic means; (iii) on the date tendered for delivery by nationally recognized overnight courier; or (iv) on the date tendered

for delivery by United States mail, with postage prepaid thereon, certified or registered mail, return receipt requested, in any event addressed as follows:

If to Consultant, to: ____________________

If to the Company, to: c/o IPC The Hospitalist Company, Inc.
4605 Lankershim Blvd., Suite 617
North Hollywood, CA 91602
Attn: Perri Lyn Melnick

or to such other persons or places as either party may from time to time designate by notice pursuant to this Section23.

*(Signature Page to Follow)*

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

**COMPANY:** Hospitalist Services of Florida, Inc

____________

By: ____________________________

Name: Adam Singer, M.D.

Its: President

**CONSULTANT:** Osnah Bloom

Name: ____________________________

Osnah Bloom, an individual

*(Signature Page to Independent Contractor and Non-Disclosure Agreement)*

## EXHIBIT A

**CONSULTING SERVICES:**

The services below shall be provided to and on behalf of Company and/or its affiliate, InPatient Consultants of Florida, Inc., a Florida corporation (together, "Company")

(a) Assist in the transition of the of Inpatient Clinical Solutions ("ICS") business acquired by Company to Company's processes and culture.

(b) Work with Company staff to build effective teamwork and operational coordination between the former ICS practice and Company's established practices.

(c) Help coordinate client service activities (*e.g.*, with facility administration, key payers, and key referrers) in advance with Company's management staff.

(d) Educate Company staff and management in all aspects of ICS work processes.

(e) Develop and implement a plan to provide a smooth transition of ICS business and clinical operations to Company.

(f) Attend weekly Company operational meetings during the first 60 to 90 days of transition

(g) Develop, implement, and participate in a plan to introduce Company's representatives to the existing ICS client base and help to build effective working relationships between the parties.

(h) Help develop and implement plans to secure new business.

(i) Assist with the hiring and retention of employees and contractors.

(j) Provide detailed reports for, and attend meetings as required by the designated Executive Director and his/her staff.

**COMPENSATION:**

As full compensation for the Consulting Services set forth herein, Company shall pay Consultant $8,333 per month. Compensation shall be payable thirty (30) days after Company's receipt of an invoice submitted at the end of a calendar month, which details the nature of the services provided during such month.

**TIMING:**

Consultant's services shall be provided during the Term of this Agreement. Some of the services may require Consultant's presence outside of normal working hours. Notwithstanding the foregoing, Consultant shall be eligible to receive payments after the Term, which relate to services provided during the Term as specified above.

**MARKET AREA**:

Southeast Florida

**EXHIBIT F**

**OPINION**

## LEGAL OPINION REQUIREMENTS

1. Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of formation and Florida and has the corporate power and authority to conduct its business as presently conducted. Seller has the corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Asset Purchase Agreement and the other agreements referred to therein ("**Transaction Documents**").

2. The Transaction Documents have each been duly authorized, executed and delivered by Seller and such documents constitute valid and binding obligations of Seller, enforceable against Seller and each Principal Owner, as applicable, in accordance with their respective terms.

3. No registration with consent or approval of, notice to, or other action by, any governmental entity is required on the part of Seller or any Principal Owner for the execution, delivery or performance by Seller or any Principal Owner of the Transaction Documents to which each is a party, or if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken.

4. The execution, delivery and performance of the Transaction Documents by Seller is not in violation of its Articles of Incorporation or Bylaws. The execution, delivery and performance of the Transaction Documents by Seller or any Principal Owner, to which each is a party, will not violate any Law or result in a breach of any of the terms of or constitute a default under any contract or agreement or (except as created pursuant to the terms of the Transaction Documents) result in a creation of any Lien on any property or assets of Seller, pursuant to the terms of any material indenture, mortgage, deed of trust or other agreement or order to which Seller is a party or by which Seller's assets are bound.

5. There are no actions or proceedings against Seller or any Principal Owner pending or threatened before any court, governmental agency or arbitrator which could reasonably be expected to have a material adverse affect on the business, operations, property or condition (financial or otherwise) of Seller or the consummation of the transaction contemplated in the Transaction Documents.

6. The solicitation of the Stockholder Approval and the consummation of the Transaction by Seller will not violate any law.

7. The statements set forth in the Proxy Statement and other Seller Disclosure Documents under the heading "_________," to the extent that such statements purport to describe certain provisions of _________, _________ and _________, accurately describe such provisions in all material respects.

8. The statements in the Proxy Statement and other Seller Disclosure Documents under the captions "_________," "_________," and "_________," to the extent such statements purport to describe [statutes], accurately describe such provisions in all material respects.

9. Assuming the accuracy of the representations and warranties of Seller and the Principal Owners in the Asset Purchase Agreement, it is not necessary in connection with the

solicitation of the Stockholder Approval to file the Proxy Statement or other Seller Disclosure Documents with the Securities and Exchange Commission.

10. ["Negative Assurance Statement" with respect to the Proxy Statement and other Seller Disclosure Documents.]

# EXHIBIT G

## USE OF PROCEEDS

See "Use of Sales Proceeds" in the Seller's Definitive Notice and Proxy Statement dated as of February 14, 2012